Filed Pursuant to Rule 497(d)
Registration File No.: 333-218077

BLACKROCK PREFERRED PARTNERS LLC

Supplement dated December 1, 2017 to the

Prospectus, dated July 28, 2017 of

BlackRock Preferred Partners LLC

This supplement amends certain information in the Prospectus (the “Prospectus”), dated July 28, 2017, of BlackRock Preferred Partners LLC (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its Members to dissolve and liquidate the Fund. In connection with this determination, the Board has adopted a Plan of Liquidation and Dissolution (the “Plan”). The Plan states that the final liquidating distribution of the Fund’s assets will occur no later than December 31, 2020 (the date of such final liquidating distribution of the Fund’s assets being referred to as the “Liquidation Date”), and the Plan further permits the Fund to establish a liquidating trust to which the Fund will transfer any unsold assets on the Liquidation Date. The Fund currently anticipates paying an initial liquidating distribution during the second calendar quarter of 2018, although market, economic or other factors, including the timing of the Fund’s receipt of proceeds of redemptions from Portfolio Funds, could result in the Fund’s initial liquidating distribution being paid later than the second calendar quarter of 2018. See “General Risks—Risks Related to an Investment in the Units—Repurchases of Units; Liquidation Scenarios” and “General Risks—Risks Related to Portfolio Funds—Limited Liquidity” in the Prospectus for a general discussion of the risks to which Members may be subject in connection with the liquidation of the Fund’s assets.

The Fund intends to pay any proceeds due to Members whose tenders have been accepted in connection with the Fund’s tender offer that expired on October 26, 2017 in accordance with the terms of such tender offer, and the Advisor does not currently intend to recommend that the Board approve the commencement of any additional tender offers.

The Fund intends to submit an application for deregistration as an investment company under the 1940 Act in due course.

Plan of Distribution

Effective as of the date of this Supplement, the Fund is suspending offers and sales of Units.

Automatic Dividend Reinvestment Plan

Effective as of the date of this Supplement, the Automatic Dividend Reinvestment Plan (the “DRIP”) of the Fund has been suspended. As a result of the suspension of the DRIP, no dividends or distributions will be reinvested in additional Units after the date of this Supplement.

Members should retain this supplement for future reference